Securities Act File No. 333-61831
                                               Securities Act File No. 333-68239

                            Pilgrim Prime Rate Trust

                      Supplement dated March 1, 2001 to the
                         Prospectus dated June 30, 2000.


MERGER OF ING PILGRIM INVESTMENTS, INC. INTO ING PILGRIM INVESTMENTS, LLC

Effective February 26, 2001, ING Pilgrim Investments, Inc., the Investment Manager to Pilgrim Prime Rate Trust ("Trust"), merged into ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC will continue to manage the Trust under the existing Investment Management Agreement. All of the investment professionals, officers and employees of ING Pilgrim Investments, Inc. will continue in their capacities as officers and employees of ING Pilgrim Investments, LLC, and the same personnel will be responsible for providing the investment advisory services to the Trust. The merger will not result in a change in the advisory fee paid by the Trust.


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